UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2012

Synthetic Biologics, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

01-12584	13-3808303
(Commission File Number)	(IRS Employer Identification No.)

3985 Research Park Drive, Suite 200

Ann Arbor, MI 48108

(Address of principal executive offices and zip code)

(734) 332-7800

(Registrant’s telephone number including area code)

Adeona Pharmaceuticals, Inc.

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In connection with the change in business focus of Synthetic Biologics, Inc. (the “Company”), on March 8, 2012, the Company entered into a Membership Interest Purchase Agreement and certain related agreements listed below as exhibits, pursuant to which the Company divested all of its interest in Adeona Clinical Laboratory, LLC (the “Lab”) to Hartlab, LLC, an entity controlled by the Lab’s former owner, in consideration for (i) the immediate assignment of the Lab’s outstanding accounts receivable up through the date of closing, plus (ii) Seven Hundred Thousand Dollars ($700,000) payable pursuant to the terms of a two-year non-recourse promissory note secured by all of the assets of the Lab.

The information contained in this Item 1.01 is qualified in its entirety by the copy of the agreements attached to this Current Report on Form 8-K and incorporated herein by this reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

Reference is made to the information set forth in Item 1.01 above.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed financial statements are required pursuant to Item 9.01(b) of the Current Report on Form 8-K and include adjustments to the Company’s Balance Sheet to reflect the sale of the Lab and to exclude the Lab results from the Company’s Statement of Operations.

The data are presented for informational purposes only and are not intended to represent or be indicative of the results of operations or financial condition of the Company that actually would have been reported had the disposition of the Lab been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the Company. The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements and the accompanying notes of the Company.

SYNTHETIC BIOLOGICS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

	As of December 31, 2010			As of December 31, 2009
	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics
	(In thousands)
Assets
Current Assets:
Cash and cash equivalents	$2,649	$-	$2,649	$2,715	$-	$2,715
Accounts receivable, net	339	-	339	31	-	31
Other current assets	343	-	343	9	-	9
Total Current Assets	3,331	-	3,331	2,755	-	2,755

Property and equipment	511	(36)	475	1,052	(47)	1,005
Goodwill	178	(178)	-	178	(178)	-
Long term note receivable	-	700	700	-	700	700
Deposits and other assets	91	-	91	91	-	91

Total Assets	$4,111	$486	$4,597	$4,076	$475	$4,551

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$266	$-	$266	$401	$-	$401
Accrued liabilities	210	-	210	8	-	8
Current portion of capital lease	25	(25)	-	17	(17)	-
Total Current Liabilities	501	(25)	476	426	(17)	409

Long Term Liabilities:
Accounts payable	32	-	32	93	-	93
Capital lease	-	-	-	13	(13)	-
Total Liabilities	533	(25)	508	532	(30)	502

Stockholders' Equity
Series A, convertible preferred stock, $0.001 par value; 5,000,000 shares authorized, none issued and outstanding	-	-	-		-	-
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding	-	-	-	-	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized, 23,420,189 issued and 23,338,707 outstanding and 21,530,834 issued and 21,449,352 outstanding	23	-	23	21	-	21
Additional paid-in capital	47,279	-	47,279	45,553	-	45,553
Accumulated deficit	(43,724)	511	(43,213)	(42,013)	505	(41,508)
Subscription receivable	-	-	-	(17)	-	(17)
Total Stockholders' Equity	3,578	511	4,089	3,544	505	4,049

Total Liabilities and Stockholders' Equity	$4,111	$486	$4,597	$4,076	$475	$4,551

SYNTHETIC BIOLOGICS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

	As of September 30, 2011			As of September 30, 2010
	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics
Assets	(In thousands)
Current Assets:
Cash and cash equivalents	$4,609	$-	$4,609	$3,305	$-	$3,305
Short-term investments	2,866		2,866	-	-	-
Accounts receivable, net	495	-	495	387	-	387
Other current assets	124	-	124	9	-	9
Total Current Assets	8,094	-	8,094	3,701	-	3,701

Property and equipment	371	(26)	345	710	(39)	671
Goodwill	178	(178)	-	178	(178)	-
Long term note receivable	-	700	700	-	700	700
Deposits and other assets	32	-	32	91	-	91

Total Assets	$8,675	$496	$9,171	$4,680	$483	$5,163

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$193	$-	$193	$307	$-	$307
Accrued liabilities	41	-	41	8	-	8
Current portion of capital lease	-	-	-	17	(17)	-
Total Current Liabilities	234	-	234	332	(17)	315

Long Term Liabilities:
Accounts payable	2	-	2	107	-	107
Capital lease	-	-	-	2	(2)	-
Total Liabilities	236	-	236	441	(19)	422

Stockholders' Equity
Series A, convertible preferred stock, $0.001 par value; 5,000,000
shares authorized, none issued and outstanding	-	-	-		-	-
Preferred stock, $0.001 par value; 10,000,000 shares authorized,
none issued and outstanding	-	-	-	-	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized,
28,209,126 issued and 28,127,644 outstanding and
23,152,068 issued and 23,070,586 outstanding	28	-	28	23	-	23
Additional paid-in capital	57,099	-	57,099	47,070	-	47,070
Accumulated deficit	(48,688)	496	(48,192)	(42,854)	502	(42,352)
Subscription receivable	-	-	-	-	-	-
Total Stockholders' Equity	8,439	496	8,935	4,239	502	4,741

Total Liabilities and Stockholders' Equity	$8,675	$496	$9,171	$4,680	$483	$5,163

SYNTHETIC BIOLOGICS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

	For the year ended December 31, 2010			For the year ended December 31, 2009
	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics
	(In thousands, except per share)
Revenues:
License revenue, net	$2,125	$-	$2,125	$-	$-	$-
Laboratory fees, net	551	(551)	-	103	(103)	-
Grant revenue	489	-	489	-	-	-
Total revenues, net	3,165	(551)	2,614	103	(103)	-

Operating Costs and Expenses:
General and administrative	2,701	(590)	2,111	2,709	(262)	2,447
Research and development	1,580	-	1,580	949	-	949
Costs of laboratory services	468	(468)	-	127	(127)	-
Total Operating Costs and Expenses	4,749	(1,058)	3,691	3,785	(389)	3,396

Loss from Operations	(1,584)	507	(1,077)	(3,682)	286	(3,396)

Other Income (Expense):
Gain on sale of Adeona Clinical Laboratory	-	511	511	-	505	505
Interest income	-	-	-	3	-	3
Impairment loss on equipment	(121)	-	(121)	-	-	-
Other income (expense)	(6)	10	4	(52)	-	(52)
Total Other Expenses, net	(127)	521	394	(49)	505	456

Net Loss from Continuing Operations	$(1,711)	$1,028	$(683)	$(3,731)	$791	$(2,940)

Net Loss from Continuing Operations Per Share - Basic and Dilutive	$(0.08)		$(0.03)	$(0.18)		$(0.14)

Weighted average number of shares outstanding during the period - Basic and Dilutive	22,393,568		22,393,568	21,318,906		21,318,906

SYNTHETIC BIOLOGICS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

	For the nine months ended September 30, 2011			For the nine months ended September 30, 2010
	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics	Historical Synthetic Biologics	Disposition	Pro Forma Synthetic Biologics

License revenue, net	$-	$-	$-	$2,125	$-	$2,125
Laboratory fees, net	972	(972)	-	420	(420)	-
Total revenues, net	972	(972)	-	2,545	(420)	2,125

Operating Costs and Expenses:
General and administrative	2,649	(311)	2,338	2,000	(223)	1,777
Research and development	801	-	801	963	-	963
Costs of laboratory services	806	(806)	-	430	(430)	-
Total Operating Costs and Expenses	4,256	(1,117)	3,139	3,393	(653)	2,740

Loss from Operations	(3,284)	145	(3,139)	(848)	233	(615)

Other Income (Expense):
Warrant expense	(1,492)	-	(1,492)	-	-	-
Change in fair value of stock warrants	(242)	-	(242)	-	-	-
Gain on sale of Adeona Clinical Laboratory	-	496	496	-	502	502
Interest income	7	-	7	-	-	-
Impairment loss on equipment	-	-	-	-	-	-
Impairment loss on goodwill	-	-	-	-	-	-
Other income (expense)	47	-	47	7	3	10
Total Other Expenses, net	(1,680)	496	(1,184)	7	505	512

Net Loss from Continuing Operations	$(4,964)	$641	$(4,323)	$(841)	$738	$(103)

Net Loss from Continuing Operations Per Share - Basic and Dilutive	$(0.18)		$(0.16)	$(0.04)		$(0.00)

Weighted average number of shares outstanding during the period - Basic and Dilutive	27,075,730		27,075,730	22,095,349		22,095,349

(d)	Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

10.1	Membership Interest Purchase Agreement by and among Synthetic Biologics, Inc., Hartlab LLC, and Adeona Clinical Laboratory, LLC, dated as of March 7, 2012.

10.2	Pledge and Security Agreement between Synthetic Biologics, Inc. and Hartlab, LLC dated as of March 7, 2012.

10.3	Non-Recourse Promissory Note between Synthetic Biologics, Inc. and Hartlab, LLC dated as of March 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 12, 2012	SYNTHETIC BIOLOGICS, INC.
(Registrant)

	By:	/s/ Jeffrey Riley
Name: Jeffrey Riley
Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Membership Interest Purchase Agreement by and among Synthetic Biologics, Inc., Hartlab LLC, and Adeona Clinical Laboratory, LLC, dated as of March 7, 2012

10.2	Pledge and Security Agreement between Synthetic Biologics, Inc. and Hartlab, LLC dated as of March 7, 2012

10.3	Non-Recourse Promissory Note between Synthetic Biologics, Inc. and Hartlab, LLC dated as of March 7, 2012